TAXATION	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
TAXATION	TAXATION
As of September 30, 2020, we recognized a net deferred tax liability of $12.2 million (December 31, 2019: $10.6 million) due to the accounting net book value of the Golar Eskimo, operated under time charter in the Hashemite Kingdom of Jordan (“Jordan”), being greater than the tax written down value, arising from excess of tax depreciation over accounting depreciation.

Tax charge

The tax charge for the three and nine months ended September 30, 2020 included current tax charges in respect of our operations in the United Kingdom, Brazil, Kuwait, Indonesia and Jordan.

The total tax charge includes a net deferred tax charge in relation to the tax depreciation in excess of accounting depreciation for Jordan of $0.5 million and $1.6 million for the three and nine months ended September 30, 2020, respectively and $0.5 million and $1.5 million for the three and nine months ended September 30, 2019, respectively. In addition, Jordan introduced a new solidarity tax applicable from 2019 of 1% which we believe applies to our Jordan branch. We have recognized $nil deferred tax charge in relation to the solidarity tax for each of the three and nine months ended September 30, 2020 and $1.4 million for each of the three and nine months ended September 30, 2019, respectively.

Uncertain tax positions
As of September 30, 2020, we recognized a provision of $6.2 million (December 31, 2019: $4.6 million) for certain tax risks in various jurisdictions.